Can B Corp

A Health & Wellness Company

INVESTOR PRESENTATION

Q3-2022

DISCLAIMER AND FORWARD-LOOKING STATEMENTS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by emailing info@canbiola.com. The Company and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods.

Examples of forward-looking statements include, among others, statements we make regarding: guidance relating to net income and net income per share; expected operating results, such as revenue growth and earnings; anticipated levels of capital expenditures for the fiscal year; current or future volatility in the credit markets and future market conditions; our belief that we have sufficient liquidity to fund our business operations as planned; expectations of the effect on our financial condition of claims, litigation, contingent liabilities and governmental and regulatory investigations and proceedings; strategy for growth, product development, market position, financial results and reserves; strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance.

Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.

Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include, among others, the following: economic and financial conditions, continued volatility in the capital or credit markets; the adequacy of our cash flow and earnings and other conditions; developments and changes in laws and regulations.

Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This overview is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in CANB. Any such offer will be made only pursuant to the Company's S-1 offering. This overview may include or be based in part on projections, valuations, estimates and other financial data supplied by third parties, which has not been verified by CANB. This information should not be relied upon for the purpose of investing in the Company or for any other purpose. Any information regarding projected or estimated investment returns are estimates only and should not be considered indicative of the actual results that may be realized or predictive of the performance of the Company. The information contained herein has been prepared by management of the company to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein. All information contained herein is the confidential and proprietary information of the Company and as such, cannot be disclosed, reproduced or distributed without the prior written consent of the CEO of the Company.

The statements made within this presentation have not been evaluated by the U.S. Food and Drug Administration. These statements and the products of this Company are not intended to diagnose, treat, cure or prevent any disease.

Management Team



Marco Alfonsi
Chairman, Director, & CEO

- 20-year career as financial service professional where he was directly and indirectly involved in raising over $100M for small and medium sized businesses.
- Owned, operated, financed and sold several businesses.
- Held senior management positions with a number of financial institutions.



Stanley L. Teeple
Director & CFO

- Former Senior Vice President, CFO, Corporate Secretary, and Chief Compliance Officer of Multiple Publicly Traded Companies.
- Held numerous senior management positions in several public and private companies across a broad spectrum of industries.



Philip P. Scala
Chief Operating Officer

- Mr. Scala is the founder and CEO of Pathfinder Consultants International, Inc. ("Pathfinder") since 2008.
- Prior to forming Pathfinder, Mr. Scala served the United States Army for five years followed by his 29 years of service with the FBI. Mr. Scala received his bachelor's degree and MBA in accounting from St. John's University; he also earned a Master of Arts degree in Psychology from New York University.

OPERATING DIVISION MANAGERS AND DIRECTORS

Hemp Operations
Co-Directors
Rickey Minton and Bradley Lebsock

CO Botanicals LLC Operations
Bobby Lebsock

TN Botanicals LLC Operations
Chris LePlante

Botanical Biotech LLC Operations
Jesse Morris & Brandon Ault

DuraMed Inc./ DuraMed MI
Sonia Sachdeva, Director of Operations

Pure Health Products LLC
Pat Ferro- Division President

Imbibe Health Solutions, LLC
Walter Hoelzel | Division President

Green Grow Farms, Inc.
Corporate Managed

CanB Corp
A Health & Wellness Company

Advisory Boards

Directors

Marco Alfonsi
Chairman, Director & CEO CanB Corp.

Stan Teeple
Director & CFO CanB Corp.

Fredrick Alger Boyer, Jr.
Independent Director

Served as Head of Equities for the New York based investment bank H.C. Wainwright & Co. Prior leadership roles include work with Rodman & Renshaw, Oppenheimer, Piper Jaffray, and Credit Suisse in New York, San Francisco, and Minneapolis.

James F. Murphy
Independent Director

Founder and President of Sutton Associates. From 1980 to 1984, Mr. Murphy was an Assistant Special Agent in Charge with the Federal Bureau of Investigation.

Senator Ron Silver
Independent Director

Former Florida Senate majority leader and chairman of both the Appropriations Subcommittee on Health and Human Services and Criminal Justice.

Medical

Matt Ferenc, D.O.

Works at level 1 trauma center in Fort Lauderdale, Florida. Assistant clinical professor for NOVA and for FIU.

Patrick Fratellone, M.D. RH (AHG) FIM

Integrative physician in New York City. Registered Herbalist RH and a member of the American Herbal Guild.

Robert A. Kornfeld, M.D.

First holistic oriented podiatrist in the U.S. Expert in homeopathic injection therapy, nutritional and herbal medicine, lower extremity biomechanics and functional medicine.

Corporate

John Bach, Esq.

Chief Business Development Officer, and General Counsel to The Whitmore Agency, Garden City, NY.

Steven Medina, Esq.

Well-recognized and seasoned healthcare professional in corporate compliance.

CanB Corp
A Health & Wellness Company

Investment Highlights

1

$ 16 Million Assets

$ 6 Million Debt

2

HEMP DIVISION

Current Revenue

$150,000 per week

3

+500% Growth

Quarter over Quarter

2021 vs. 2022

Employment of Niche and Broader Consumer Go-to-Market Strategies for CBD Lines

Business is Vertically Integrated in Hemp

- Growing/Harvesting to Biomass
- CBD Biomass to Crude Oil
- Crude to Distillate
- Distillate to Isolate
- Isolate to isomers D-8 / CBG / CBN / CBDA

Medical Device Division Poised to Capitalize on Addressing the Opioid Crisis and Aging Population

White-Label Business Positioned to Grow 10–Fold Over 3-years with NSF Certification

Lifestyle Branded Launching 3rd Qtr 2022.

CanBCorp
A Health & Wellness Company

Corporate Structure – 2022 – Operating Divisions


Hemp Operating Division
Botanical Biotech, LLC
Miami, FL
TN Botanicals, LLC
McMinnville, TN
CO Botanicals, LLC
Mead, CO
Isolate Processing to Isomers
R&D
D-10, CBN, CBG, CBDA
Biomass Processing to Isolate
Industrial Hemp Production
Pure Health Products
White -Label CBD Products
Sales & Ops
Lifestyle Branded Marketing
Duramed Inc.
No Fault Insurance
Medicare & Work Comp
Green Grow Farms, Inc.
Launching Late - 2022
Two Grow Licenses NY
Processing Permit NY
Imbibe Wellness Solutions
Launching in 3rd Qtr -22
Celebrity Specific Products
Influencer Branding

Can B Corp
A Health & Wellness Company

Corporate Revenue Growth



Revenue by Year
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
2016
2017
2018
2019
2020
2021
$95,145
29%↑
$122,746
445%↑
$668,603
245%↑
$2,305,503
$1,709,669
26%↓
270%↑
$4,603,829

Hemp Operating Division

CO Botanicals, LLC
Mead, Colorado

Begin Processing	Production
Processing Hemp Biomass ❯❯❯ Crude Oil	**Extraction** Ethanol Extraction Facility 1,000 L. Isolate/Week THC-FREE HEMP






FOCUS

Potential Production for 2022 Max Capacity

Biomass into Winterized Decarbed Crude:

240,000 lbs. per Month Converts into 10,000+ Liters of Winterized Decarbed Crude per Month.

CanBCorp
A Health & Wellness Company

Hemp Operating Division

CO Botanicals, LLC
Fort Morgan, Colorado

Distilling	Crashing
Crude ››› Distillate	Distillate ››› CBD Isolate





FOCUS

Potential for 2022 Max Capacity

Distillate
28,000 Liters per Month

Max Capacity Isolate
6,600 kilos

$2 Million of Isolate per Month Shipping for Further Processing
PHP – Lacey WA

Isomer Production
McMinnville, TN
Miami, FL

Hemp Operating Division

TN Botanicals, LLC
McMinnville, Tennessee

Research & Development Lab			Extracting Isolate to Isomers		
Production Butane Lab	›››	Hemp Flower CBDA CBCS / CBGA	**Converting** Hemp Derived CBD	›››	Isomers





FOCUS

Research & Development

Facility for Isolate to Isomer

D8, D10, CBG, CBNA
(THC-Free)

Hemp Operating Division

TN Botanicals, LLC
McMinnville, Tennessee

Processing	Production






FOCUS

Potential for 2022 Max Capacity Isomer

5,000+ Liters $4 Million per Month

Processing

20 Hours per Day Operations

600 Liters / Week Isomers

$300,000 / Week

Complete / Retail

Retail Line including Vapes, Tinctures, Shatter, Creams, Lotions, Smokable Flower (THC-Free!) & More.

Hemp Operating Division

Botanical Biotech, LLC
Miami, Florida

Processing | **Production**







FOCUS

Processing

Taking CBD Isolate Synthetically Created THC-Free Delta-8.

20 Hours per Day Operations

200 Liters / Week Isomers

$250,000 / Week

Diverse Products

Delta-8 Sprayed Smokable Hemp Flower (THC-Free)

Edibles such as Delta-8 (THC-Free) Gummies, Chocolates, Ice Cream, Suckers, Popcorn & Gelatos.

CanBCorp
A Health & Wellness Company

Hemp Operating Division

Botanical Biotech, LLC
Miami, Florida

Research & Development Lab





FOCUS

Potential for 2022 Max Capacity Isomer

1,600+ Liters $1 Million per Month

Research & Development

Facility for Isolate to Isomer
D8, D10, CBG, CBN

Outreach

CBD Wellness Education and Retail Showroom

Corporate Meeting Lounge and Event Center
Opening Soon

Modification

Hemp Molecule into Further
Processed Products such as
Delta-10 and more...

BOTANICAL BIOTECH 21

Can B Corp
A Health & Wellness Company

Hemp Operating Division

Event / Consumption Lounge
Miami, Florida

Can-B-Corp Inks New Multi-Unit Development Agreement with American Development Partners for Initial Commitment of $200 million in up to 50 Lounges



FOCUS

Market Analysis

- Showcase New Products
  - Edibles- Chocolates & Gummies
  - Alcohol Free Drinks
  - Gelato & Ice Ceram- Delta-8 (THC Free)

Sales & Marketing Strategy

- Consumption Lounge

Target Market

- Event Marketing
  - Corporate Executives
  - Influencers
  - Celebrities
  - Socialites

LAB² LOUNGE

Can B Corp
A Health & Wellness Company

Hemp Operating Division

Event / Consumption Lounge
Miami, Florida



FOCUS

Venue Highlights- Launching in 2022

SQUARE FOOTAGE:	1,500 Square Feet (Indoor) / 1,000 Square Feet (Patio)
CAPACITY:	150 Total – Flexible Indoor / Outdoor Area / Indoor Seated / Bar Area / Lounge Tables – VIP Tables / Outdoor Patio
TECH:	Plug and Play Surround Sound System. 140 inch Hi-Def 4k Bridged TVs. Podcast, Karaoke, and DJ with Stage Capabilities. High Speed Wi-Fi.
PATIO:	Relax in Our Comfortable Outdoor Patio Atmosphere. Open Year Round, Complete with Tables, Sound System, and Accessibility to Food Vendors.
LAB:	Delta-8 and Delta-10 and Isomer Product Lab Visible to the Public (with Reservations).
CULINARY OFFERINGS:	Bar Grub and Food Truck Menus Available. Ordering Capabilities Online or In-App.
Delta-8 Lab & Mixology:	Exclusive Mixology Program features Unique Cocktails and Sodas Infused with Delta-8.

LAB² LOUNGE

Pure Health Products, LLC

White Label CBD
Sales & Operations

JUST RELEASED
CBD Approved for Brazil Market and Joint Venture with PrimeX & Biocase Brasil for CBD Distribution into Potentially 100,000+ Pharmacy Retailers.


YOUR BRAND HERE
YOUR BRAND HERE
YOUR BRAND HERE
YOUR BRAND HERE

FOCUS

NSF CERTIFIED

Access to Major Retailers

$1 Million Annual Revenue

$12 Million Capacity

Class 7 Clean Room

Provides State-of-the-art Nutraceutical Production Facility

Lab Tested

3rd Party Lab Certificate Of Analysis Posted On Web Site For All Products

CanB Corp
A Health & Wellness Company

Pure Health Products, LLC

CBD Branded Marketing

CanB MD	Pure Leaf Oil	NuWellness	Seven Chakras
Primary Distribution Channel: Doctors & Medical Facilities	**Primary Distribution Channel:** Online and Retail	**Primary Distribution Channel:** Independent Pharmacists	**Primary Distribution Channel:** Spas & Salons
Positioning: Recommended by Doctors	**Positioning:** The CBD That's Right for Me	**Positioning:** Pharmacists Recommended	**Positioning:** The CBD That Empowers Me



CanB SUPERFOODS
CACAO
NEW!
CanB SUPERFOODS
Vegan & Non GMO
No Preservatives
No Artificial Flavoring
Made with Raw Foods
MADE WITH REAL WHOLE FOOD SUPERFOODS, NOT EXTRACTS!

FOCUS

Major Product Forms | SKUs
Topicals, Ingestible(s), Bath Products, Pet Products

All Can-B CBD Brands are THC-Free Cannabidiol (CBD) Isolate Products.

All Products are Produced in our Manufacturing Facility in Lacey, WA.

The Custom-Formulation Produces An Ultra-Pure Nano: 99.95% Pure CBD and Non-GMO.

All Products are Made from Certified Organic Materials.

Pure health PRODUCTS
CanB MD

CanB Corp
A Health & Wellness Company

Pure Health Products, LLC

Doctor Affiliate Program


The New Way to Sell
CanB MD Products!
Doctor John
Online Store
BUY Can B MD
PRODUCTS HERE

FOCUS

Doctors Affiliate Program

Sales Channel via Doctor Office Networks for CanB MD Products

Our Affiliate Program Offers:

- More Flexible Access to CanB MD Products
- Transparent and automatic commission payouts
- No Inventory
- No Investment
- No Order Fulfillment
- Customized Marketing Collateral including Web Presence

Pure health PRODUCTS

CanB MD

CanBCorp
A Health & Wellness Company

Green Grow Farms, Inc.

Grow/ Cultivate/ Process/ Extract
Upstate, New York







FOCUS

Industrial Hemp
Vertically Integrated

- Two NY Grow / Cultivation Licenses
- Processing and Extraction Registration with New York State
- Farm Partners on Lease / Profit Share Program F
- Currently GGFI is not Growing due to Available
- Biomass Capacity for Less Cost than Growing and Harvesting
- Controlled Environment for Seed Propagation & Clones
- Developing Auto Packaging for Bulk & Pre-roll

GREEN GROW FARMS

CanB Corp
A Health & Wellness Company

Duramed, Inc.

Pain Management & Injury Recovery Medical Equipment
Long Island, New York





FOCUS

2021 /2022 Major Strategic Initiatives

Expand Medical Device Offerings

500 Units in Circulation – Each Unit Generates $12,000 Annual Revenue at 50% Gross Margin

Addition of Braces, Supports, and Props to Device Lineup

Pain Management & Injury Recovery

Accelerate Healing, Reduce Pain, Reduce Swelling & Improve Injury Recovery via Capillary Vessel Stimulation

DuraMed
wearable bioelectric devices

CanBCorp
A Health & Wellness Company

Duramed, Inc.

Worker's Compensation & In-House Billing
Long Island, New York




sam

FOCUS

USA Manufactured

FDA Approved

Used by US Military, Major Pro and College Sports Teams

In-House Billing

Establish Internal Operations to Increase Control and Profitability of Billing and Collections

Worker's Compensation & Medicare

Expansion and Increased Leverage Against Profitable and Growing Market.

Offices and Operations in "No-fault" States

Long Island, NY

Detroit, MI

Coming Soon: Miami, FL

DuraMed
wearable bioelectric devices

Can B Corp
A Health & Wellness Company

Growth Strategy Building Blocks

01. Pharmaceutical and Nutraceutical Supplement Line and Market Expansions of Niche and Broader Consumer Mkts for CBD and Non-CBD Lines.

02. Business is Vertically Integrated – Biomass to Isomers. Major Processing Agreements.

03. Medical Device Division Poised to Capitalize on Addressing the Opioid Crisis and Aging Population.

04. White-Label Business Projected to Grow 10-Fold Approval Allowing Manufacturing for Major Retailers Worldwide.

05. Lifestyle Branded Business Launching with Iconic Brand.

06. Extraction Processing Business Model to Purchase Biomass for Stock and Post-Processing Net Revenue Split

Stock Listing

Stock Symbol: CANB

CANBCORP.COM | (516) 595-9544

Stock Symbol*	
Exchange / Ticker	OTCQB: CANB
Stock Price	$4.50
Market Cap	$16.0M
No. Shares Outstanding	3.5M
No. of Shareholders	4,691

Operational Overview	
Headquarters	Hicksville, NY
No. Employees	68
Founded	2015
Fiscal Year	Dec. 31
2021 Dec YE Revenue	$4.6M

Corporate Video


Washing Isolate

Can B Corp

A Health & Wellness Company

THANK YOU

marco@canbiola.com | stan@canbiola.com